UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21888

Oppenheimer Institutional Money Market Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/29/2015

Item 1. Reports to Stockholders.

Annual Report	5/31/2015

Oppenheimer

Institutional

Money Market

Fund

2      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Fund Performance Discussion

Despite volatility among long-term interest rates stemming from changing economic expectations and a shift in U.S. monetary policy, short-term rates remained anchored by the Federal Reserve’s (the “Fed”) unchanged target of between 0% and 0.25% for the overnight federal funds rate. Although the respective target range remains in place, the overall trend in short-term interest rates and money market yields is upward sloping, albeit at a slow and gradual pace.

MARKET OVERVIEW

Throughout the reporting period, the Fed continued to taper its large scale asset purchase program by $10 billion per month, and eventually ended the program in late October 2014. Despite the Fed’s tapering, other central banks throughout the globe executed exceedingly loose monetary policies, providing plenty of liquidity to the markets. In addition, the Securities and Exchange Commission (“SEC”) approved new rules for money market funds, which we discuss in more detail in the Fund Review section of this report.

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion.

The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. Fed Chairwoman, Janet Yellen, reaffirmed that the Fed plans to raise U.S. rates during 2015 despite any near-term weakness in first quarter Gross Domestic Product (“GDP”) and employment growth. The Fed has made it clear, however, that it will remain flexible on the timing and extent of rate hikes for the remainder of 2015.

3      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Despite numerous changes and macroeconomic concerns this reporting period, money market yields largely remained unchanged.

FUND REVIEW

In July 2014, the SEC voted to adopt the long awaited and much anticipated rules for money market funds. The most significant changes require institutional prime money market funds to maintain a variable net asset value (VNAV) instead of the current stable NAV. Further, all prime money-market funds (retail and institutional) now have the ability to impose liquidity fees and/or gates. In analyzing the potential impact of the rule amendments, we have engaged with our clients to understand their product needs and preferences. We continue to identify potential changes to our existing money market platforms and are assessing various options. The Fund continued to generate consistent and competitive levels of current income.

The Fund’s weighted average maturity throughout the reporting period remained in a range we considered to be in line with market averages. During the period, we increased the Fund’s exposure to floating rate securities; this is evident in a longer weighted average life when compared to peers. The Fund’s exposure to floating rate securities remains relatively high when compared to historic Fund norms, the bulk of the floating rate exposure is tied to 1-month Libor (London Interbank Offered Rate). Supply has improved but continues to ebb and flow, especially at month- and quarter-ends. With the SEC amendment noted above, market participants are anticipating the supply-demand imbalance shifting away from prime money market funds and to government money market funds. Further, we remain confident the Fund is well positioned should the Fed decide to change the target rate in 2015.

STRATEGY & OUTLOOK

As we hinted above, there has been a favorable change to the supply-demand imbalance and the yield of the Fund has been a direct beneficiary. We remain focused on our fundamental analysis and seek to ensure only high-quality names make it into the portfolio. In closing, we continue to anticipate the Fed lift off in 2015.

Christopher Proctor, CFA Portfolio Manager

4      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Adam S. Wilde, CFA Portfolio Manager

5      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Portfolio Allocation*

PORTFOLIO ALLOCATION

Certificates of Deposit	59.3%
Short-Term Notes/Commercial Paper	24.8
Direct Bank Obligations	15.1
Investment Company	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on the total market value of investments.

Performance*

CURRENT YIELD

For the 7-Day Period Ended 5/29/15
	With Compounding	Without Compounding
Class E (IOEXX)	0.14%	0.14%
Class L (IOLXX)	0.09	0.09
Class P (IOPXX)	0.04	0.04

CURRENT YIELD

For the Year Ended 5/29/15
	With Compounding	Without Compounding
Class E (IOEXX)	0.10%	0.10%
Class L (IOLXX)	0.05	0.05
Class P (IOPXX)	0.02	0.02

Compounded yields assume reinvestment of dividends. The seven-day yield without compounding is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

Performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For more current performance data, visit us at oppenheimerfunds.com, or call us at 1.800.645.2028. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Taxes may reduce your actual investment returns on income paid by the Fund. There is no guarantee that the Fund will maintain a positive yield.

6      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

*May 29, 2015, was the last business day of the Fund’s fiscal year end. See Note 2 of the accompanying Notes to Financial Statements.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s investment strategy, allocations, and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the Fund and may be obtained by calling us at 1.800.645.2028 or visiting our website at oppenheimerfunds.com. Read prospectuses and summary prospectuses carefully before investing.

7      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 29, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 29, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Actual	Beginning Account Value December 1, 2014	Ending Account Value May 29, 2015	Expenses Paid During 6 Months Ended May 29, 2015
Class E	$ 1,000.00	$1,000.60	$0.49
Class L	1,000.00	1,000.30	0.79
Class P	1,000.00	1,000.10	0.99

Hypothetical
(5% return before expenses)
Class E	1,000.00	1,024.16	0.50
Class L	1,000.00	1,023.87	0.80
Class P	1,000.00	1,023.67	1.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 29, 2015 are as follows:

Class	Expense Ratios
Class E	0.10%
Class L	0.16
Class P	0.20

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Distributor. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS May 29, 2015*

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Certificates of Deposit—59.3%
Yankee Certificates of Deposit—59.3%
Aust & NZ Banking Group, Grand Cayman:
0.11%	6/5/15	6/5/15	$ 57,000,000	$57,000,000
0.13%	6/1/15	6/1/15	100,000,000	100,000,000
0.13%	6/3/15	6/3/15	100,000,000	100,000,000

Bank of Nova Scotia, Houston TX:
0.25%[1]	6/1/15	7/6/15	50,000,000	50,000,000
0.28%	9/4/15	9/4/15	25,000,000	25,000,000
0.30%	9/21/15	9/21/15	50,000,000	50,000,000
0.32%[1]	6/1/15	3/23/16	50,000,000	50,000,000
0.401%[1]	6/4/15	3/4/16	78,000,000	78,043,395
0.469%[1]	6/5/15	5/9/16	25,000,000	25,032,080

Canadian Imperial Bank of Commerce NY:
0.255%[1]	6/22/15	7/22/15	72,000,000	72,000,000
0.255%[1]	6/26/15	6/26/15	170,000,000	170,000,000
0.276%[1]	6/15/15	9/14/15	30,000,000	30,000,000

DnB Bank ASA NY:
0.32%	10/20/15	10/20/15	30,000,000	30,000,000
0.34%	11/25/15	11/25/15	35,000,000	35,000,000
0.34%	11/23/15	11/23/15	50,000,000	50,000,000

DnB Bank ASA, Grand Cayman, 0.10%	6/4/15	6/4/15	150,000,000	150,000,000

DZ Bank, New York:
0.26%	8/24/15	8/24/15	100,000,000	100,000,000
0.27%	8/26/15	8/26/15	65,000,000	65,000,000

HSBC Bank USA NA:
0.27%	6/2/15	6/2/15	45,000,000	45,000,000
0.291%[1]	6/2/15	11/2/15	40,000,000	40,000,000
0.32%	10/22/15	10/22/15	25,000,000	25,000,000
0.33%	11/2/15	11/2/15	35,000,000	35,000,000
0.34%	11/3/15	11/3/15	30,000,000	30,000,000
0.345%[1]	6/22/15	2/22/16	40,000,000	40,000,000
0.43%	11/17/15	11/17/15	50,000,000	50,000,000

Mitsubishi UFJ TR & BK NY:
0.25%[2]	6/15/15	6/15/15	75,000,000	75,000,000
0.25%[2]	6/11/15	6/11/15	60,000,000	60,000,000
0.255%[2]	6/16/15	6/16/15	50,000,000	50,000,000
0.27%[2]	8/24/15	8/24/15	25,000,000	25,000,000
0.27%[2]	9/23/15	9/23/15	45,000,000	45,000,000
0.27%[2]	6/22/15	6/22/15	25,000,000	25,000,000
0.27%[2]	8/19/15	8/19/15	20,000,000	20,000,000

Nordea Bank Finland plc, New York:
0.285%	10/1/15	10/1/15	45,000,000	45,000,000
0.30%	11/2/15	11/2/15	100,000,000	100,000,000
0.335%	11/16/15	11/16/15	50,000,000	50,000,000

Rabobank Nederland NV, New York, 0.325%[1]	7/17/15	7/17/15	100,000,000	100,000,000

Royal Bank of Canada, New York, 0.292%[1]	6/8/15	1/6/16	50,000,000	50,000,000

Skandinaviska Enskilda Bank, New York:
0.25%	7/2/15	7/2/15	100,000,000	100,000,000
0.26%	9/21/15	9/21/15	25,000,000	25,000,000

10      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

0.275%	10/8/15	10/8/15	85,000,000	85,000,000

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Yankee Certificates of Deposit (Continued)
Skandinaviska Enskilda Banken, Grand Cayman:
0.09%	6/5/15	6/5/15	$ 50,000,000	$50,000,000
0.12%	6/3/15	6/3/15	50,000,000	50,000,000

Societe Generale, Cayman, 0.05%	6/1/15	6/1/15	129,500,000	129,500,000

Sumitomo Mutsui Bank NY:
0.12%	6/1/15	6/1/15	128,000,000	128,000,000
0.27%	9/16/15	9/16/15	50,000,000	50,000,000
0.27%	9/23/15	9/23/15	25,000,000	25,000,000
0.27%	9/1/15	9/1/15	30,000,000	30,000,000
0.27%	9/4/15	9/4/15	35,000,000	35,000,000
0.27%	9/15/15	9/15/15	25,000,000	25,000,000

Svenska Handelsbanken, Grand Cayman, 0.05%	6/1/15	6/1/15	125,000,000	125,000,000

Svenska Handelsbanken, New York:
0.30%	10/14/15	10/14/15	25,000,000	25,000,000
0.30%	10/13/15	10/13/15	50,000,000	50,000,000

Toronto Dominion Bank, New York:
0.23%	6/3/15	6/3/15	50,000,000	50,000,000
0.27%	6/1/15	6/1/15	100,000,000	100,000,000
0.27%	6/2/15	6/2/15	50,000,000	50,000,000
0.30%	6/12/15	6/12/15	45,000,000	45,000,000

Wells Fargo Bank NA:
0.275%[1]	6/12/15	6/12/15	65,000,000	65,000,000
0.282%[1]	6/8/15	11/6/15	100,000,000	100,000,000
0.30%[1]	6/1/15	10/22/15	50,000,000	50,000,000
0.31%[1]	6/1/15	2/12/16	50,000,000	50,000,000

Westpac Banking Corp., New York:
0.283%[1]	6/17/15	11/16/15	50,000,000	50,000,000
0.287%[1]	6/18/15	10/21/15	100,000,000	100,000,000
0.312%[1]	6/9/15	2/9/16	50,000,000	50,000,000
0.315%[1]	6/26/15	5/26/16	50,000,000	50,000,000
0.315%[1]	6/26/15	5/27/16	50,000,000	50,000,000

Total Certificates of Deposit (Cost $3,889,575,475)				3,889,575,475
Direct Bank Obligations—15.1%
BNP Paribas, New York:
0.29%	8/21/15	8/21/15	30,000,000	29,980,425
0.29%	8/13/15	8/13/15	50,000,000	49,970,597
0.29%	8/18/15	8/18/15	50,000,000	49,968,583

Commonwealth Bank of Australia, 0.275%[1,3]	6/16/15	6/16/15	119,300,000	119,300,000

Credit Agricole Corporate & Investment Bank, New York Branch:
0.14%	6/1/15	6/1/15	4,700,000	4,700,000
0.14%	6/2/15	6/2/15	123,200,000	123,199,521

DnB Bank ASA, 0.326%[3]	10/23/15	10/23/15	50,000,000	49,935,000

HSBC USA, Inc., 0.311%	9/15/15	9/15/15	25,000,000	24,977,180

Natixis, New York Branch, 0.10%	6/4/15	6/4/15	128,800,000	128,798,927

Nordea Bank AB, 0.341%[3]	11/13/15	11/13/15	30,750,000	30,702,081

PNC Bank NA:
0.281%	7/13/15	7/13/15	50,000,000	49,983,667
0.411%	10/14/15	10/14/15	112,000,000	111,827,800

11      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS Continued

0.411%	10/23/15	10/23/15	50,000,000	49,918,000

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Direct Bank Obligations (Continued)
Swedbank AB:
0.22%	6/9/15	6/9/15	$ 8,250,000	$8,249,597
0.23%	6/22/15	6/22/15	30,000,000	29,995,975
0.235%	7/1/15	7/1/15	40,000,000	39,992,167
0.24%	8/11/15	8/11/15	45,000,000	44,978,700
0.24%	8/10/15	8/10/15	42,250,000	42,230,283

Total Direct Bank Obligations (Cost $988,708,503)				988,708,503
Short-Term Notes/Commercial Paper—24.8%
Capital Markets—1.4%
BNP Paribas Finance, Inc.:
0.25%	6/5/15	6/5/15	65,000,000	64,998,195
0.27%	6/19/15	6/19/15	25,000,000	24,996,625

				89,994,820

Leasing & Factoring—1.4%
American Honda Finance Corp., 0.261%[1]	6/4/15	6/4/15	30,000,000	30,000,000

Hyundai Auto Receivables Trust 2015-B A1, 0.33%	4/15/16	4/15/16	6,198,383	6,198,384

Toyota Motor Credit Corp., 0.28%	8/17/15	8/17/15	50,000,000	49,970,056

				86,168,440
Municipal—5.3%
AARP Nts., Series 2001, 0.10%[1]	6/5/15	6/5/15	50,000,000	50,000,000

Baltimore, MD General Obligation Bonds, Series 2003C, 0.12%[1]	6/5/15	6/5/15	5,795,000	5,795,000

Capital Market Access Co. LC Bonds, Carteret Investment Asso. LLC, Series 2008, 0.18%[1]	6/5/15	6/5/15	6,385,000	6,385,000

Charlotte, NC Certificates of Participation, NASCAR Hall of Fame Facilities, Series 09D, 0.13%[1]	6/5/15	6/5/15	91,215,000	91,215,000

Johnson, TN Health & Education Facilities,
Mountain States Health, Series 2007B-1, 0.12%[1]	6/5/15	6/5/15	5,640,000	5,640,000

Johnson, TN Health & Education Facilities,
Mountain States Health, Series 2013B, 0.12%[1]	6/5/15	6/5/15	22,150,000	22,150,000

MA Health & Educational Facilities Authority,
Boston University, Series N, 0.11%[1]	6/5/15	6/5/15	13,390,000	13,390,000

Macon-Bibb Cnty., GA Industrial Development
Authority Revenue Bonds, Bass Pro Outdoor World,
Series 2005, 0.17%[1]	6/5/15	6/5/15	17,100,000	17,100,000

MI Finance Authority School Loan Revolving Fund
Revenue Bonds, Series 2014A, 0.10%[1]	6/5/15	6/5/15	15,000,000	15,000,000

MS Special Obligation Development Bank, Harrison
Cnty. MS, Series 2005, 0.13%[1]	6/5/15	6/5/15	13,450,000	13,450,000

NJ Housing & Mortgage Finance Agency Multi-Family Revenue Bonds, Series 13-6, 0.13%[1]	6/5/15	6/5/15	16,620,000	16,620,000

North Hudson, NJ Sewerage Authority Revenue
Lease Certificates, Series 2012C, 0.12%[1]	6/5/15	6/5/15	10,000,000	10,000,000

Public Finance Authority Bonds, CSU Housing LLC,
Series 2011, 0.15%[1]	6/5/15	6/5/15	26,420,000	26,420,000

12      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

SC Jobs Economic Development Authority Bonds,
South Atlantic Canners, Inc., Series 2001, 0.23%[1]	6/5/15	6/5/15	5,000,000	5,000,000

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Municipal (Continued)
Tift Cnty. Development Authority Industrial
Development Revenue Bonds, Heatcraft
Refrigeration Products, Series 2008B, 0.18%[1]	6/5/15	6/5/15	$ 11,700,000	$11,700,000

Trinitas Hospital Bonds, Series 2006, 0.18%[1]	6/5/15	6/5/15	12,995,000	12,995,000

University Hospitals Health System, Inc. Hospital
Revenue Bonds, Series 2013C, 0.14%[1]	6/5/15	6/5/15	25,000,000	25,000,000

				347,860,000

Receivables Finance—6.8%
Alpine Securitization Corp., 0.23%	6/3/15	6/3/15	100,000,000	99,998,722

CAFCO LLC, 0.30%[3]	9/8/15	9/8/15	75,000,000	74,938,125

Chariot Funding LLC, 0.321%[3]	11/23/15	11/23/15	15,000,000	14,976,667

Fairway Finance Co. LLC, 0.09%[3]	6/1/15	6/1/15	85,000,000	85,000,000

Jupiter Securitization Co. LLC, 0.331%[3]	11/23/15	11/23/15	20,000,000	19,967,917

Manhattan Asset Funding Co., 0.20%[3]	6/22/15	6/22/15	9,750,000	9,748,862

Old Line Funding Corp.:
0.29%[3]	10/2/15	10/2/15	19,100,000	19,081,075
0.301%[3]	10/26/15	10/26/15	50,000,000	49,938,750
0.32%[3]	11/24/15	11/24/15	25,000,000	24,960,889

Thunder Bay Funding LLC, 0.32%[3]	8/5/15	8/5/15	58,750,000	58,716,055

				457,327,062

Special Purpose Financial—9.9%
Anglesea Funding LLC, 0.15%[2]	6/1/15	6/1/15	193,400,000	193,400,000

Bedford Row Funding Corp., 0.325%[1]	6/29/15	3/29/16	50,000,000	50,000,000

CNH Equipment Trust 2015-B A1, 0.38%	6/3/16	6/3/16	13,500,000	13,500,000

Collateralized Commercial Paper II Co. LLC:
0.23%	6/18/15	6/18/15	50,000,000	49,994,569
0.23%[2]	6/22/15	6/22/15	33,000,000	32,995,572
0.351%[2]	10/6/15	10/6/15	42,000,000	41,948,142

Concord Minutemen Cap. Co. LLC, 0.14%	6/1/15	6/1/15	64,400,000	64,400,000

Crown Point Capital Co., 0.14%	6/1/15	6/1/15	65,900,000	65,900,000

Lexington Parker Capital Co. LLC, 0.14%[3]	6/1/15	6/1/15	64,400,000	64,400,000

Ridgefield Funding Co. LLC, 0.31%	8/6/15	8/6/15	75,000,000	74,957,375

				651,495,658

Total Short-Term Notes/Commercial Paper (Cost $1,632,845,980)				1,632,845,980
Investment Company—0.8%
Dreyfus Institutional Cash Advantage Fund, Cl. I, 0.08%4
(Cost $51,073,541)			51,073,541	51,073,541

Total Investments, at Value (Cost $6,562,203,499)			100.0%	6,562,203,499

Net Other Assets (Liabilities)			0.0	774,865

Net Assets			100.0%	$6,562,978,364

13      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

** The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

*** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $568,343,714 or 8.66% of the Fund’s net assets as of May 29, 2015.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $621,665,421 or 9.47% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Rate shown is the 7-day yield as of May 29, 2015.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES May 29, 2015[1]

Assets
Investments, at value (cost $6,562,203,499)—see accompanying statement of investments	$6,562,203,499

Cash	129,294

Receivables and other assets:
Interest and dividends	1,522,064
Other	335,869

Total assets	6,564,190,726

Liabilities
Payables and other liabilities:
Trustees’ compensation	616,335
Dividends	537,119
Shareholder communications	5,184
Distribution and service plan fees	4,888
Other	48,836

Total liabilities	1,212,362

Net Assets	$6,562,978,364

Composition of Net Assets
Par value of shares of beneficial interest	$6,563,349

Additional paid-in capital	6,556,785,269

Accumulated net investment loss	(461,852)

Accumulated net realized gain on investments	91,598

Net Assets	$6,562,978,364

Net Asset Value Per Share

Class E Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,783,349,971 and 5,783,616,995 shares of beneficial interest outstanding)	$1.00

Class L Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $771,880,231 and 771,998,749 shares of beneficial interest outstanding)	$1.00

Class P Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,748,162 and 7,732,874 shares of beneficial interest outstanding)	$1.00

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF OPERATIONS For the Year Ended May 29, 2015[1]

Investment Income
Interest	$13,979,423
Dividends	26,508
Total investment income	14,005,931
Expenses
Management fees	6,832,993
Service plan fees—Class P	26,289
Transfer and shareholder servicing agent fees:
Class L	414,743
Class P	5,258
Shareholder communications:
Class E	10,745
Class L	7,710
Trustees’ compensation	109,745
Custodian fees and expenses	55,897
Other	137,758
Total expenses	7,601,138
Less waivers and reimbursements of expenses	(22,451)
Net expenses	7,578,687
Net Investment Income	6,427,244
Net Realized Gain on Investments	91,598
Net Increase in Net Assets Resulting from Operations	$6,518,842

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]
Operations
Net investment income	$6,427,244	$6,107,647
Net realized gain	91,598	66,029

Net increase in net assets resulting from operations	6,518,842	6,173,676

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class E	(6,067,529)	(5,856,959)
Class L	(417,770)	(365,782)
Class P	(1,456)	(1,549)

	(6,486,755)	(6,224,290)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class E	(124,350,658)	132,557,206
Class L	(101,199,279)	(85,077,865)
Class P	(6,048,485)	(895,146)

	(231,598,422)	46,584,195
Net Assets
Total increase (decrease)	(231,566,335)	46,533,581
Beginning of period	6,794,544,699	6,748,011,118

End of period (including accumulated net investment loss of $461,852 and $468,370, respectively)	$6,562,978,364	$6,794,544,699

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

Class E	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations—net investment income[2,3]	0.00	0.00	0.00	0.00	0.00

Dividends and/or distributions to shareholders:
Dividends from net investment income[3]	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00 [3]

Total dividends and/or distributions to shareholders[3]	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.10%	0.09%	0.17%	0.19%	0.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,783,350	$5,907,674	$5,775,156	$5,358,991	$7,080,092

Average net assets (in thousands)	$6,003,856	$6,291,038	$5,689,719	$6,085,688	$5,984,276

Ratios to average net assets:[5]
Net investment income	0.10%	0.09%	0.16%	0.18%	0.22%
Total expenses	0.10%	0.10%	0.11%	0.11%	0.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.10%	0.10%	0.11%	0.11%	0.11%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Class L	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations—net investment income[2,3]	0.00	0.00	0.00	0.00	0.00

Dividends and/or distributions to shareholders:
Dividends from net investment income[3]	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00 [3]

Total dividends and/or distributions to shareholders[3]	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]	0.05%	0.04%	0.10%	0.12%	0.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$771,880	$873,074	$958,163	$577,822	$879,941

Average net assets (in thousands)	$830,945	$874,757	$693,086	$891,161	$948,365

Ratios to average net assets:[5]
Net investment income	0.05%	0.04%	0.10%	0.12%	0.17%
Total expenses	0.16%	0.16%	0.17%	0.17%	0.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.16%	0.16%	0.17%	0.17%	0.17%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS Continued

Class P	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00

Income (loss) from investment operations—net investment income[2,3]	0 .00	0 .00	0 .00	0 .00	0 .00

Dividends and/or distributions to shareholders:
Dividends from net investment income[3]	0 .00	0 .00	0 .00	0 .00	0 .00
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00 [3]

Total dividends and/or distributions to shareholders[3]	0 .00	0 .00	0 .00	0 .00	0 .00

Net asset value, end of period	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00

Total Return[4]	0 .02%	0 .01%	0 .07%	0 .09%	0 .13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,748	$13,797	$14,692	$9,880	$10,307

Average net assets (in thousands)	$10,514	$14,595	$12,903	$8,150	$8,974

Ratios to average net assets:[5]
Net investment income	0 .01%	0 .01%	0 .06%	0.09%	0 .12%
Total expenses	0 .40%	0 .40%	0 .41%	0.40%	0 .41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%	0.18%	0.21%	0.20%	0.21%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS May 29, 2015

1. Organization

Oppenheimer Institutional Money Market Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of May 29, 2015, approximately 98.3% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

    The Fund offers Class E, Class L and Class P shares. Class E and Class L shares are sold at net asset value per share without any initial sales charge. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates. Class P shares will normally be sold at net asset value per share without any initial sales charge and are subject to a service plan. Class L and Class P shares are offered directly to institutional investors and may only be sold through an investment professional. Brokers or other investment professionals that offer Class L and Class P shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

21      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Continued

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward
$230,210	$—	$—

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 29, 2015. Net assets of the Fund were unaffected by the reclassifications.

22      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments
$66,029	$66,029

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014:

	Year Ended May 31, 2015	Year Ended May 31, 2014
Distributions paid from:
Ordinary income	$6,486,755	$6,224,290

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

    If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies

23      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Continued

include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 29, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value:
Assets Table
Certificates of Deposit	$—	$3,889,575,475	$—	$3,889,575,475
Direct Bank Obligations	—	988,708,503	—	988,708,503
Short-Term Notes/Commercial Paper	—	1,632,845,980	—	1,632,845,980

24      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Investment Company	51,073,541	—	—	51,073,541

Total Assets	$51,073,541	$6,511,129,958	$—	$6,562,203,499

4. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 29, 2015[1]		Year Ended May 30, 2014[1]
	Shares	Amount	Shares	Amount
Class E
Sold	49,826,656,288	$49,826,656,288	55,415,017,776	$55,415,017,776
Dividends and/or distributions reinvested	885,872	885,872	668,406	668,406
Redeemed	(49,951,892,818)	(49,951,892,818)	(55,283,128,976)	(55,283,128,976)

Net increase (decrease)	(124,350,658)	$(124,350,658)	132,557,206	$132,557,206

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2.

4. Shares of Beneficial Interest (Continued)

	Year Ended May 29, 2015[1]		Year Ended May 30, 2014[1]
	Shares	Amount	Shares	Amount
Class L
Sold	22,022,357,055	$22,022,357,055	30,533,957,985	$30,533,957,985
Dividends and/or distributions reinvested	326,912	326,912	259,287	259,287
Redeemed	(22,123,883,246)	(22,123,883,246)	(30,619,295,137)	(30,619,295,137)

Net decrease	(101,199,279)	$(101,199,279)	(85,077,865)	$(85,077,865)

Class P
Sold	454,316	$454,316	5,000,000	$5,000,000
Dividends and/or distributions reinvested	1,400	1,400	1,182	1,182
Redeemed	(6,504,201)	(6,504,201)	(5,896,328)	(5,896,328)

Net decrease	(6,048,485)	$(6,048,485)	(895,146)	$(895,146)

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.10%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund,

25      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Continued

which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants

5. Fees and Other Transactions with Affiliates (Continued)

as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended May 29, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	30,203
Accumulated Liability as of May 29, 2015	283,828

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class P Shares. The Fund has adopted a Service Plan (the “Plan”) for Class P shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor

26      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class P shares. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after waivers, payments and/or reimbursements and reduction to custodian fees” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles: (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.15% for Class E shares, 0.19% for Class L shares and 0.24% for Class P shares calculated on the daily net assets of the Fund.

5. Fees and Other Transactions with Affiliates (Continued)

    The Manager has also voluntarily agreed to waive management fees and/or reimburse expenses (but not below zero) to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. For the year ended May 29, 2015, the Manager waived fees and/or reimbursed the Fund $1,420 for Class P shares.

    The Distributor has contractually agreed to waive the fees payable under the Service Plan for Class P shares so that those fees are limited to 0.05% of the average annual net assets for Class P shares of the Fund. For the year ended May 29, 2015, the Distributor waived $21,031 for Class P shares.

    The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of May 29, 2015, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date	Class P
May 31, 2016	$2,480
May 31, 2017	1,420

The Manager has not recaptured any previously waived and/or reimbursed amounts during the year ended May 29, 2015.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as

27      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Continued

defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit

6. Pending Litigation (Continued)

and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

28      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Institutional Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Institutional Money Market Fund, including the statement of investments, as of May 29, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 29, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Institutional Money Market Fund as of May 29, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 21, 2015

29      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the fiscal year ended May 29, 2015 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended May 29, 2015 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 29, 2015, the maximum amount allowable but not less than $6,349,710 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $91,598 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

30      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

31      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2006) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
David K. Downes, Continued

32      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959 Elizabeth Krentzman, Continued	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007- 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February

33      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

TRUSTEES AND OFFICERS Unaudited / Continued

2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003),
Joanne Pace, Continued	Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit
Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the
Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease
Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings
Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco
Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and
Greer Funds (2004-2005); Managing

34      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing
Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November
1994); Director, Global Product Development, First Boston Asset Management (November 1989-January
1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53
portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain
Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other
Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the
Boards’ deliberations.

INTERESTED TRUSTEES

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958 William F. Glavin, Jr., Continued	Chairman of the Sub-Adviser (July 2014 -December 2014 and December 2009-December 2012) and
Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January
2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive
Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012);
Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive
Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014);
Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February
2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-
March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President
(January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital
Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief
Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President
(May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson
Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director
(May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March
2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees
Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.;
Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009)
and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March
2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy
Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual
Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July
2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January
2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer
(May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the
OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since
December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’)
financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz,	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July

35      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition
Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI
SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013);
Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer,
Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser
(October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009);
and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mr. Gabinet, Mss. Sexton and Picciotto,
225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Wixted, 6803 S. Tucson
Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July
2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-
Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March
2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst
Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset
Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011). Served as the head of credit research for the Cash
Strategies Team of the Sub-Adviser (2011-2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (2008-2011). Served as an intermediate research analyst of the Sub-Adviser
(2007-2008) and served in other analyst roles of the Sub-Adviser (since 2002). Joined the Sub-Adviser in
2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General
Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012)
and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since
January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December
2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView
Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and
Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director
of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since
January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of
Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice
President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since
January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011);
Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset
Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May
2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator,
U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the
OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser

36      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

(since 2014) Year of Birth: 1969	(January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance
Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc.,
Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management
Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March
2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief

Mary Ann Picciotto, Continued	Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.645.2028.

37      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

38      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

                                         © 2015 OppenheimerFunds, Inc. All rights reserved.

39      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

40      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

41      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

42      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

43      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

44      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

45      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

46      OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0647.001.0515 July 24, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $31,400 in fiscal 2015 and $30,800 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,061,442 in fiscal 2015 and $871,571 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $559,556 in fiscal 2015 and $386,917 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,620,998 in fiscal 2015 and $1,258,488 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/29/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Institutional Money Market Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 7/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2015